ADDENDUM
TO
COMMERCIAL CONTRACT FOR PURCHASE AND SALE
BETWEEN
EVERNIA STATION LIMITED PARTNERSHIP, SELLER
AND
EVERNIA HEALTH CENTER LLC, BUYER

SECTION 1. The Effective Date:

The Effective Date of this Contract shall be September 30, 2022, and the initial deposits will be paid by October 3, 2022. Additionally, on the Effective Date, the Amendment to Commercial Lease (as referred to in Section 14 below) shall be signed and effective as of September 30, 2022.

SECTION 2. PURCHASE PRICE:

(a)

The Option Fee of $50,000.00 has been paid by Buyer and applies to the Deposit. A further deposit of $350,000.00 will be paid on October 3, 2022 to Barry M Singer Company and applies to the Deposit and is non-refundable and shall not be required to be held in escrow. The balance of the deposit of $1,100,000.00 is due one week before the Closing Date and will be paid to Barrett M Singer Company in escrow until Closing.

SECTION 5. CLOSING DATE AND PROCEDURE:

(a) Costs

In addition to Buyer's obligations under Section 5(a) of the Contract, Buyer shall pay all closing costs, including Seller's attorney fees in connection with the closing and for document preparation of the Contract, Addendum, Lease Amendment and Seller financing and all other closing documents, all of which shall be designated as a Buyer cost on the closing statement.

(c) Taxes, Assessments, and Prorations

The Buyer has been the Tenant in the Building under a full NNN lease for more than three years, and Tenant is responsible for all Real Estate Taxes, Insurance, Maintenance and Expenses associated with the Property. Accordingly, Real Estate Taxes and other assessments shall not be prorated between Buyer and Seller at Closing.

SECTION 7. PROPERTY CONDITION:

Seller makes no representation or warranties relative to the condition of the Property or otherwise, with the sole exception of Seller to deliver to Buyer marketable title.

SECTION 14. OPTIONAL CLAUSES:

(a) Contemporaneously with execution of this Contract, Buyer and Seller shall execute an Amendment to the Parties' Commercial Lease setting forth, amongst other things, a new term of the Commercial Lease.

(b) Any default by Tenant under the Commercial Lease will be a default under the Contract.

(c) Buyer indemnifies and holds Seller harmless for any claims and expenses concerning Sales Tax due from Tenant in connection with the Commercial Lease. This indemnification obligation of Buyer shall survive closing.

(d) Seller Financing - Seller shall provide Buyer with Seller financing of the $4,000,000.00 balance to close. The terms of the Seller financing shall be a one- year balloon Note (with a maturity date of January 31, 2024), with monthly interest payments only, secured by a mortgage and security agreement on the Property at an interest rate of 6.36% per annum. The monthly interest payments shall be paid in advance on the first day of each month for the period ending on the last day of the month. The Note, Mortgage and Security Agreement shall be in a form acceptable to Seller. Buyer shall be responsible for all costs associated with the Seller financing, including attorney fees for document preparation and recording fees, taxes and financial registry fees in connection with the Note, Mortgage and UCC-1.

In the event of any conflict between the terms contained in the Commercial Contract and this Addendum, the terms contained in this Addendum shall control.

Buyer:
Ethema Health Corporation

By:________________________

Shawn Leon, President

Date:________________________

Seller:
Evernia Station Limited Partnership by and through its General Partner, Evernia Station LLC

By: ____________________________

Barrett M. Singer, Manager
Date: __________________________

Commercial Contract

FLORIDA ASSOCIATION OF REALTORS®

1. PURCHASE AND SALE: Ethema Health Corporation, a Colorado Corporation ~~Evernia Health Center LLC, Florida limited liability company~~ ("**Buyer**") agrees to buy and Evernia Station Limited Partnership, Florida limited parthership ("**Seller**") agrees to sell the property described as: Street Address:
950 Evernia Street; West Palm Beach; Palm Beach County, Florida 33401
PCN: 74-43-43-21-01-043-0050

Legal Description:
The East half of Lot 5, Block 43, less and except the North 20 feet thereof reserved to the City of West Palm Beach for public street and the West half of Lot 5, less the West 30 feet and that portion deeded to the City of West Palm Beach in Official Records Book 2725, Page 423, according to the Plat Book 1, Page 2, of the Public Records of P B County.

and the following Personal Property:
None

*See Addendum
(all collectively referred to as the "Property") on the terms and conditions set forth below. **The "Effective Date" of this Contract is** 3/17-30 ~~**the date on which the last of the Parties signs the latest offer.**~~ **Time is of the essence in this Contract.** Time periods of 5 days or less will be computed without including Saturday, Sunday, or national legal holidays and any time period ending on a Saturday, Sunday or national legal holiday will be extended until 5:00 p.m. of the next business day.

2. PURCHASE PRICE: $ 5,500,000.00

(a) Deposit held ~~in escrow~~ by Barrett M. Singer Company $ ~~1,500,000.00~~ 400,000

~~**(b)** Additional deposit to be made within _____ days from Effective Date~~ Additional deposit to be ~~made~~ held in escrow be made one week before closing. $ 1,100,000

(c) Total mortgages (as referenced in Paragraph 3) $

(d) Other: _____ sellers note $

(e) Balance to close, subject to adjustments and prorations, to be made with cash~~, locally drawn certified or cashier's check or wire transfer.~~ $ 4,000,000.00

3. THIRD PARTY FINANCING: ~~Within _____ days from Effective Date ("Application Period"), **Buyer** will, at **Buyer's** expense, apply for third party financing in the amount of $_____ or _____% of the purchase price to be amortized over a period of _____ years and due in no less than _____ years and with a fixed interest rate not to exceed _____% per year or variable interest rate not to exceed _____% at origination with a lifetime cap not to exceed _____% from initial rate, with additional terms as follows:~~

~~**Buyer** will pay for the mortgagee title insurance policy and for all loan expenses. **Buyer** will timely provide any and all credit, employment, financial and other information reasonably required by any lender. **Buyer** will notify **Seller** immediately upon obtaining financing or being rejected by a lender. If **Buyer**, after diligent effort, fails to obtain a written commitment within _____ days from Effective Date ("Financing Period"), **Buyer** may cancel the Contract by giving prompt notice to **Seller** and **Buyer's** deposit(s) will be returned to **Buyer** in accordance with Paragraph 9.~~

4. TITLE: Seller has the legal capacity to and will convey marketable title to the Property by ☐ statutory warranty deed ☑ other Special Warranty Deed, free of liens, easements and encumbrances of record or known to Seller, but subject to property taxes for the year of closing; covenants, restrictions and public utility easements of record; and (list any other matters to which title will be subject) ______________________________;

provided there exists at closing no violation of the foregoing and none of them prevents Buyer's intended use of the Property as patient treatment facility.

(a) Evidence of Title: Seller will, at (check one) ☐ Seller's ☑ Buyer's expense and within 30 days ☐ from Effective Date ☑ prior to Closing Date ☐ from date Buyer meets or waives financing contingency in Paragraph 3, deliver to Buyer (check one)

☑ a title insurance commitment by a Florida licensed title insurer and, upon Buyer recording the deed, an owner's policy in the amount of the purchase price for fee simple title subject only to exceptions stated above.

☐ an abstract of title, prepared or brought current by an existing abstract firm or certified as correct by an existing firm. However, if such an abstract is not available to Seller, then a prior owner's title policy acceptable to the proposed insurer as a base for reissuance of coverage. The prior policy will include copies of all policy exceptions and an update in a format acceptable to Buyer from the policy effective date and certified to Buyer or Buyer's closing agent together with copies of all documents recited in the prior policy and in the update.

(b) Title Examination: Buyer will, within 15 days from *the later of the closing date or receipt of the evidence of title deliver written notice to Seller of title defects. Title will be deemed acceptable to Buyer if (1) Buyer fails to deliver proper notice of defects or (2) Buyer delivers proper written notice and Seller cures the defects within 8 days from receipt of the notice ("Curative Period"). If the defects are cured within the Curative Period, closing will occur within 10 days from receipt by Buyer of notice of such curing. Seller may elect not to cure defects if Seller reasonably believes any defect cannot be cured within the Curative Period. If the defects are not cured within the Curative Period, Buyer will have 10 days from receipt of notice of Seller's inability to cure the defects to elect whether to terminate this Contract or accept title subject to existing defects and close the transaction without reduction in purchase price. The party who pays for the evidence of title will also pay related title service fees including title and abstract charges and title examination.

(c) Survey: (check applicable provisions below) Survey?

☑ Seller will, within 15 days from Effective Date, deliver to Buyer copies of prior surveys, plans, specifications, and engineering documents, if any, and the following documents relevant to this transaction: None ______________________________, prepared for Seller or in Seller's possession, which show all currently existing structures.

☑ Buyer will, at ☐ Seller's ☑ Buyer's expense and within the time period allowed to deliver and examine title evidence, obtain a current certified survey of the Property from a registered surveyor. If the survey reveals encroachments on the Property or that the improvements encroach on the lands of another, ☑ Buyer will accept the Property with existing encroachments ☐ such encroachments will constitute a title defect to be cured within the Curative Period.

(d) Ingress and Egress: Seller warrants that the Property presently has ingress and egress.

(e) Possession: Seller will deliver possession and keys for all locks and alarms to Buyer at closing.

5. CLOSING DATE AND PROCEDURE: This transaction will be closed in Palm Beach County County, Florida on or before the February 1, 2023 or within ____ days from Effective Date ("Closing Date"), unless otherwise extended herein. ☑ Seller ☐ Buyer will designate the closing agent. Buyer and Seller will, within 30 days from Effective Date, deliver to Escrow Agent signed instructions which provide for closing procedure. If an institutional lender is providing purchase funds, lender requirements as to place, time of day, and closing procedures will control over any contrary provisions in this Contract.

(a) Costs: Buyer will pay taxes and recording fees on notes, mortgages and financing statements and recording fees for the deed. ~~Seller~~ *Buyer will pay taxes on the deed and recording fees for documents needed to cure title defects. If Seller is obligated to discharge any encumbrance at or prior to closing and fails to do so, Buyer may use purchase proceeds to satisfy the encumbrances.

(b) Documents: Seller will provide the deed, bill of sale, mechanic's lien affidavit, assignments of leases, updated rent roll, tenant and lender estoppel letters, assignments of permits and licenses, corrective instruments and letters notifying tenants of the change in ownership/rental agent. If any tenant refuses to execute an estoppel letter, Seller will certify that information regarding the tenant's lease is correct. If Seller is a corporation, Seller will deliver a resolution of its Board of Directors authorizing the sale and delivery of the deed and certification by the corporate Secretary certifying the resolution and setting forth facts showing the conveyance conforms with the requirements of local law. Seller will transfer security deposits to Buyer. Buyer will provide the closing statement, mortgages and notes, security agreements and financing statements.

(c) **Taxes, Assessments, and Prorations:** The ~~following items will be made current and prorated~~ ☑ as of Closing Date ~~☐ as of ____________________ real estate taxes, bond and assessment payments assumed by Buyer, interest, rents, association dues, insurance premiums acceptable to Buyer, operational expenses and ____________________. If the amount of taxes and assessments for the current year cannot be ascertained, rates for the previous year will be used with due allowance being made for improvements and exemptions. Seller is aware of the following assessments affecting or potentially affecting the Property:~~ SEE ADDENDUM ____________________. ~~Buyer will be responsible for all assessments of any kind which become due and owing on or after Effective Date, unless the improvement is substantially completed as of Closing Date, in which case Seller will be obligated to pay the entire assessment.~~

(d) **FIRPTA Tax Withholding:** The Foreign Investment in Real Property Act ("FIRPTA") requires **Buyer** to withhold at closing a portion of the purchase proceeds for remission to the Internal Revenue Service ("I.R.S.") if **Seller** is a "foreign person" as defined by the Internal Revenue Code. The parties agree to comply with the provisions of FIRPTA and to provide, at or prior to closing, appropriate documentation to establish any applicable exemption from the withholding requirement. If withholding is required and **Buyer** does not have cash sufficient at closing to meet the withholding requirement, **Seller** will provide the necessary funds and **Buyer** will provide proof to **Seller** that such funds were properly remitted to the I.R.S.

6. ESCROW: Buyer and **Seller** authorize Barrett M. Singer Company ____________________ Telephone: (561) 835-8980 Facsimile: ________________ Address: 129 Saint Martin Drive; Palm Beach Gardens, FL 33418 ____________________ to act as "Escrow Agent" to receive funds and other items and, subject to clearance, disburse them in accordance with the terms of this Contract. Escrow Agent will deposit all funds received in ☑ a non-interest bearing escrow account ☐ an interest bearing escrow account with interest accruing to ____________________ with interest disbursed (check one) ☐ at closing ☐ at ________________ intervals. If Escrow Agent receives conflicting demands or has a good faith doubt as to Escrow Agent's duties or liabilities under this Contract, he/she may (a) hold the subject matter of the escrow until the parties mutually agree to its disbursement or until issuance of a court order or decision of arbitrator determining the parties' rights regarding the escrow or (b) deposit the subject matter of the escrow with the clerk of the circuit court having jurisdiction over the dispute. Upon notifying the parties of such action, Escrow Agent will be released from all liability except for the duty to account for items previously delivered out of escrow. If a licensed real estate broker, Escrow Agent will comply with applicable provisions of Chapter 475, Florida Statutes. In any suit or arbitration in which Escrow Agent is made a party because of acting as agent hereunder or interpleads the subject matter of the escrow, Escrow Agent will recover reasonable attorneys' fees and costs at all levels, with such fees and costs to be paid from the escrowed funds or equivalent and charged and awarded as court or other costs in favor of the prevailing party. The parties agree that Escrow Agent will not be liable to any person for misdelivery to **Buyer** or **Seller** of escrowed items, unless the misdelivery is due to Escrow Agent's willful breach of this Contract or gross negligence.

7. PROPERTY CONDITION: Seller will deliver the Property to **Buyer** at the time agreed in its present "as is" condition, ordinary wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. **Seller** makes no warranties other than marketability of title. By accepting the Property "as is," **Buyer** waives all claims against **Seller** for any defects in the property. (Check (a) or (b))

☑ **(a) As Is: Buyer** has inspected the Property or waives any right to inspect and accepts the Property in its "as is" condition.

☐ **(b) Due Diligence Period: Buyer** will, at **Buyer's** expense and within ______ days from Effective Date ("Due Diligence Period"), determine whether the Property is suitable, in **Buyer's** sole and absolute discretion, for **Buyer's** intended use and development of the Property as specified in Paragraph 4. During the Due Diligence Period, **Buyer** may conduct any tests, analyses, surveys and investigations ("Inspections") which **Buyer** deems necessary to determine to **Buyer's** satisfaction the Property's engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other utilities; consistency with local, state and regional growth management and comprehensive land use plans; availability of permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that **Buyer** deems appropriate to determine the suitability of the Property for **Buyer's** intended use and development. **Buyer** shall deliver written notice to **Seller** prior to the expiration of the Due Diligence Period of **Buyer's** determination of whether or not the Property is acceptable. **Buyer's** failure to comply with this notice requirement shall constitute acceptance of the Property in its present "as is" condition. **Seller** grants to **Buyer**, its agents, contractors and assigns, the right to enter the Property at any time during the Due Diligence Period for the purpose of conducting inspections; provided, however, that **Buyer**, its agents, contractors and assigns enter the Property and conduct inspections at their own risk. **Buyer** shall indemnify and hold **Seller** harmless from losses, damages, costs, claims and expenses of any nature, including attorneys' fees at all levels, and from liability to any person, arising from the conduct of any and all inspections or any work authorized by **Buyer**. **Buyer** will not engage in any activity that could result in a mechanic's lien being filed against the Property without **Seller's** prior written consent. In the event this transaction does not close, (1) **Buyer** shall repair all damages to the Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the Inspections, and (2) **Buyer** shall, at **Buyer's** expense, release to **Seller** all reports and other work generated as a result of the Inspections. Should **Buyer** deliver timely notice that the Property is not acceptable, **Seller** agrees that **Buyer's** deposit shall be immediately returned to **Buyer** and the Contract terminated.

(c) **Walk-through Inspection:** **Buyer** may, on the day prior to closing or any other time mutually agreeable to the parties, conduct a final "walk-through" inspection of the Property to determine compliance with this paragraph and to ensure that all Property is on the premises.

(d) **Disclosures:**

1. **Radon Gas:** Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.
2. **Energy Efficiency:** **Buyer** may have determined the energy efficiency rating of the building, if any is located on the Real Property.

8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: **Seller** will continue to operate the Property and any business conducted on the Property in the manner operated prior to Contract and will take no action that would adversely impact the Property, tenants, lenders or business, if any. Any changes, such as renting vacant space, that materially affect the Property or **Buyer's** intended use of the Property will be permitted ☑ only with **Buyer's** consent ☐ without **Buyer's** consent.

9. RETURN OF DEPOSIT: ~~Unless otherwise specified in the Contract, in the event any condition of this Contract is not met and Buyer has timely given any required notice regarding the condition having not been met, Buyer's deposit will be returned in accordance with applicable Florida laws and regulations.~~

10. DEFAULT:

(a) In the event the sale is not closed due to any default or failure on the part of **Seller** other than failure to make the title marketable after diligent effort, **Buyer** may either (1) receive a refund of **Buyer's** deposit(s) or (2) seek specific performance. If **Buyer** elects a deposit refund, **Seller** will be liable to Broker for the full amount of the brokerage fee.

(b) In the event the sale is not closed due to any default or failure on the part of **Buyer**, **Seller** may either (1) retain all deposit(s) paid or agreed to be paid by **Buyer** as agreed upon liquidated damages, consideration for the execution of this Contract, and in full settlement of any claims, upon which this Contract will terminate or (2) seek specific performance. If **Seller** retains the deposit, **Seller** will pay the Listing and Cooperating Brokers named in Paragraph 12 fifty percent of all forfeited deposits retained by **Seller** (to be split equally among the Brokers) up to the full amount of the brokerage fee.

11. ATTORNEY'S FEES AND COSTS: In any claim or controversy arising out of or relating to this Contract, the prevailing party, which for purposes of this provision will include **Buyer**, **Seller** and Broker, will be awarded reasonable attorneys' fees, costs and expenses.

12. BROKERS: Neither **Buyer** nor **Seller** has utilized the services of, or for any other reason owes compensation to, a licensed real estate Broker other than:

(a) Listing Broker: NONE ______________________________

who is ☐ an agent of ______________________________ ☐ a transaction broker ☐ a nonrepresentative and who will be compensated by ☐ **Seller** ☐ **Buyer** ☐ both parties pursuant to ☐ a listing agreement ☐ other (specify)

____

(b) Cooperating Broker: NONE ______________________________

who is ☐ an agent of ______________________________ ☐ a transaction broker ☐ a nonrepresentative and who will be compensated by ☐ **Buyer** ☐ **Seller** ☐ both parties pursuant to ☐ an MLS or other offer of compensation to a cooperating broker ☐ other (specify)

____

(collectively referred to as "Broker") in connection with any act relating to the Property, including but not limited to inquiries, introductions, consultations and negotiations resulting in this transaction. **Seller** and **Buyer** agree to indemnify and hold Broker harmless from and against losses, damages, costs and expenses of any kind, including reasonable attorneys' fees at all levels, and from liability to any person, arising from (1) compensation claimed which is inconsistent with the representation in this Paragraph, (2) enforcement action to collect a brokerage fee pursuant to Paragraph 10, (3) any duty accepted by Broker at the request of **Buyer** or **Seller**, which duty is beyond the scope of services regulated by Chapter 475, F.S., as amended, or (4) recommendations of or services provided and expenses incurred by any third party whom Broker refers, recommends or retains for or on behalf of **Buyer** or **Seller**.

13. ASSIGNABILITY; PERSONS BOUND: This Contract may be assigned to a related entity, and otherwise ☐ is not assignable ☑ is assignable. The terms "**Buyer**," "**Seller**" and "Broker" may be singular or plural. This Contract is binding upon **Buyer**, **Seller** and their heirs, personal representatives, successors and assigns (if assignment is permitted).

14. OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to this Contract):

- ☐ Arbitration
- ☐ Section 1031 Exchange
- ☐ Property Inspection and Repair
- ☐ Seller Representations
- ☐ Seller Warranty
- ☐ Coastal Construction Control Line
- ☐ Flood Area Hazard Zone
- ☐ Seller Financing
- ☐ Existing Mortgage
- ☑ Other Addendum
- ☐ Other ____________
- ☐ Other ____________

15. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between **Buyer** and **Seller**. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records. Delivery of any written notice to any party's agent will be deemed delivery to that party.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER SPECIALIZED ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.

DEPOSIT RECEIPT: Deposit of $ ~~1,450,000.00~~ 400,000 by ☐ ____________ check ☑ other Wire Transfer ____________ received on ~~September 30~~ Oct July 18 + OCT 3, 2022 by X Sign

Signature of Escrow Agent

OFFER: Buyer offers to purchase the Property on the above terms and conditions. Unless acceptance is signed by **Seller** and a signed copy delivered to Buyer or **Buyer's** agent no later than 5:00 ☐ a.m. ☑ p.m. on ~~September 30~~ October 3, 2022, **Buyer** may revoke this offer and receive a refund of all deposits.

Date: ____________ **BUYER:** ________________________ Tax ID No: ____________

Title: ____________ Telephone: ____________ Facsimile: ____________

Address: ________________________

Date: ____________ **BUYER:** ________________________ Tax ID No: ____________

Title: ____________ Telephone: ____________ Facsimile: ____________

Address: ________________________

ACCEPTANCE: Seller accepts Buyer's offer and agrees to sell the Property on the above terms and conditions (☐ subject to the attached counter offer).

Date: ____________ **SELLER:** ________________________ Tax ID No: ____________

Title: ____________ Telephone: ____________ Facsimile: ____________

Address: ________________________

Date: ____________ **SELLER:** ________________________ Tax ID No: ____________

Title: ____________ Telephone: ____________ Facsimile: ____________

Address: ________________________

Buyer (___) (___) and Seller (___) (___) acknowledge receipt of a copy of this page, which is page 5 of 5 Pages.

ADDENDUM
TO
COMMERCIAL CONTRACT FOR PURCHASE AND SALE
BETWEEN
EVERNIA STATION LIMITED PARTNERSHIP, SELLER
AND
~~EVERNIA HEALTH CENTER LLC~~, BUYER
OPTIMA HEALTH CORPORATION

SECTION 1. The Effective Date:

The Effective Date of this Contract shall be September 30, 2022, and all deposits will be paid by ~~that date~~ Oct 3/2022. Additionally, on the Effective Date, the Amendment to Commercial Lease (as referred to in Section 14 below) shall be signed and effective as of September 30, 2022.

SECTION 2. PURCHASE PRICE:

(a)

The Option Fee of $50,000.00 has been paid by Buyer and applies to the Deposit. The balance of the deposit of ~~$1,450,000.00~~ 550,000 $1,100,000 is due upon the Effective Date. Notwithstanding anything contained in the Contract to the contrary, the Deposit hereunder is non-refundable and shall not be required to be held in escrow. Upon payment of the Deposit, said Deposit shall be remitted by Barrett M. Singer Company to Seller. The remaining deposit shall be paid one week prior to closing to be held in escrow by Barrett M Singer Company.

SECTION 5. CLOSING DATE AND PROCEDURE:

(a) Costs

In addition to Buyer's obligations under Section 5(a) of the Contract, Buyer shall pay all closing costs, Excluding ~~including Seller's attorney fees in connection with the closing and for document preparation of the Contract, Addendum, Lease~~ Amendment and Seller financing and all other closing documents, all of which shall be designated as a Buyer cost on the closing statement.

(c) Taxes, Assessments, and Prorations

The ~~Buyer has been the~~ Tenant in the Building, 15 under a full NNN lease for more than three years, and Tenant is responsible for all Real Estate Taxes, Insurance, Maintenance and Expenses associated with the Property. Accordingly, Real Estate Taxes and other assessments shall not be prorated between Buyer and Seller at Closing.

SECTION 7. PROPERTY CONDITION:

Seller makes no representation or warranties relative to the condition of the Property or otherwise, with the sole exception of Seller to deliver to Buyer marketable title.

SECTION 14. OPTIONAL CLAUSES:

(a) Contemporaneously with execution of this Contract, Buyer and Seller shall execute an Amendment to the Parties' Commercial Lease setting forth, amongst other things, a new term of the Commercial Lease.

(b) Any default by ~~Buyer as~~ Tenant under the Commercial Lease will be a default under the Contract.

(c) Buyer indemnifies and holds Seller harmless for any claims and expenses concerning Sales Tax due from Tenant in connection with the Commercial Lease. This indemnification obligation of Buyer shall survive closing.

(d) Seller Financing – Seller shall provide Buyer with Seller financing of the $4,000,000.00 balance to close. The terms of the Seller financing shall be a one- year balloon Note (with a maturity date of January 31, 2024), with monthly interest payments only, secured by a mortgage and security agreement on the Property at an interest rate of 6.36% per annum. The monthly interest payments shall be paid in advance on the first day of each month for the period ending on the last day of the month. The Note, Mortgage and Security Agreement shall be in a form acceptable to Seller. Buyer shall be responsible for all costs associated with the Seller financing, including attorney fees for document preparation and recording fees, taxes and financial registry fees in connection with the Note, Mortgage and UCC-1.

In the event of any conflict between the terms contained in the Commercial Contract and this Addendum, the terms contained in this Addendum shall control.

Buyer:
~~Evernia Health Center LLC~~
EVERNIA HEALTH CORPORATION

By: ______________________
Its: ______________________
Date: ______________________

Seller:
Evernia Station Limited Partnership by and through its General Partner, Evernia Station LLC

By: ______________________
Barrett M. Singer, Manager
Date: ______________________

ADDENDUM No. 2
TO
COMMERCIAL CONTRACT FOR PURCHASE AND SALE
BETWEEN
EVERNIA STATION LIMITED PARTNERSHIP, SELLER
AND
ETHEMA HEALTH CORPORATION, BUYER

SECTION 1. The Effective Date:
The Effective Date of this Contract shall be September 30, 2022. Other Documents in connection to this contract, Lease Amendment and Mortgage Commitment, shall be signed and effective as of that date.

SECTION 2. PURCHASE PRICE:
(a) DEPOSIT:
i. An Additional Deposit of $350,000.00 will be wired to the Barrett M. Singer Company Account at Bank of America on October 3, 2022. This Additional Deposit shall be released to the Seller and is non-refundable to the Buyer.
ii. The balance of the Deposit, $1,100,000.00 will be paid into escrow, no later than one week prior to the Closing.

SECTION 14. OPTIONAL CLAUSES:
(a) Amendment to Lease: This Contract is subject to the terms described in the attached Amendment No. 2 to Lease. For any conflict of terms or conditions between the Amendment to the Lease and the terms or conditions in this Amendment No. 2 to the Lease, the Amendment No. 2 will prevail.

For any conflict of terms or conditions between the Addendum to the Commercial Contract for Purchase and Sale and the terms or conditions in this Addendum No. 2 to the Commercial Contract for Purchase and Sale, this Addendum No. 2 will prevail.

Buyer: ______________________________
Title Date

Seller: ______________________________
As General Partner Date
Evernia Station LLC
As Managing Member

THIRD ADDENDUM TO COMMERCIAL CONTRACT

This Third Addendum to Commercial Contract is made this 2nd day of February, 2023 to that certain Commercial Contract by and between Ethema Health Corporation, as amended and as assigned to 950 Evernia Holdings, LLC , a Florida limited liability company ("Buyer") and Evernia Station Limited Partnership dated October 3, 2023, as amended (the "Contract").

The Contract is hereby amended as follows:

Closing Date- The Closing date is hereby changed to March 1, 2023. However, the Buyer shall have the right to extend the Closing date three (3) times and on the terms below:

- If the Buyer elects to extend the March 1, 2023 Closing date to April 3, 2023, on or before 5:00 p.m. on February 22, 2023, Buyer shall provide written notice to Seller and its counsel of its election to extend the Closing date. Simultaneously with the delivery of the extension notice, Buyer shall deposit with Barrett M. Singer Company by wire transfer, no later than 5:00 p.m. on February 22, 2023 the sum of $10,000.00 as and for the agreed upon extension fee (the "First Extension Fee").
- If the Buyer elects to extend the April 3, 2023 Closing date to May 1, 2023, on or before 5:00 p.m. on March 27, 2023, Buyer shall provide written notice to Seller and its counsel of its election to extend the Closing Date. Simultaneously with the delivery of the extension notice, Buyer shall deposit with Barrett M. Singer Company by wire transfer, no later than 5:00 p.m. on March 27, 2023 the sum of $20,000.00 as and for the agreed upon extension fee (the "Second Extension Fee").
- If the Buyer elects to extend the May 1, 2023 Closing date to June 1, 2023, on or before 5:00 p.m. on April 24, 2023, Buyer shall provide written notice to Seller and its counsel of its election to extend the Closing Date. Simultaneously with the delivery of the extension notice, Buyer shall deposit with Barrett M. Singer Company by wire transfer, no later than 5:00 p.m. on April 24, 2023 the sum of $40,000.00 as and for the agreed upon extension fee (the "Third Extension Fee").
- The First Extension Fee, Second Extension Fee and Third Extension Fee shall be non-refundable to Buyer and shall not be applied to the Purchase Price at Closing. The Buyer acknowledges that Seller's agreement to extend the Closing date(s) is sufficient and adequate consideration for the Extension Fees.
- In no event will the Closing occur later than June 1, 2023.

Change of Escrow Agent- Effective as of the date hereof, the Escrow Agent set forth in Paragraph 6 of the Contract is hereby changed to Fox Rothschild LLP.

Additional Deposit- The additional deposit in the amount of $1,100,000.00 (the "Additional Deposit") that was due from Buyer on January 25, 2023 shall now be due as follows: if the Closing is set to occur on March 1, 2023, the Additional Deposit shall be paid to the Escrow Agent by wire

transfer on or before 5:00 p.m. on February 22, 2023; if Closing is set to occur on April 3, 2023, the Additional Deposit shall be paid to the Escrow Agent by wire transfer on or before 5:00 p.m. on March 27, 2023; if Closing is set to occur on May 1, 2023, the Additional Deposit shall be paid to the Escrow Agent by wire transfer on or before 5:00 p.m. on April 24, 203; and if Closing is set to occur on June 1, 2023, the Additional Deposit shall be paid to the Escrow Agent by wire transfer on or before 5:00 p.m. on May 25, 2023.

Notwithstanding the respective Closing dates set forth above, the Closing may occur at any time (but in no event later than June 1, 2023) upon seven (7) days advance written notice (the "Closing Notice") from Buyer to Seller. In such event, payment of the additional deposit of $1,100,000.00 shall be paid to the Escrow Agent by wire transfer contemporaneously with delivery of the Closing Notice. This provision shall not affect the requirement of Buyer to pay any required extension fees set forth above.

The Additional Deposit shall be refundable to Buyer as follows: (i) in the event the Closing does not occur as a result of a Seller default, the full amount of the Additional Deposit shall be returned to Buyer.; (ii) in the event the Closing does not occur as a result of a Buyer default, then the Escrow Agent shall return the Additional Deposit to Buyer after deducting from the Additional Deposit Seller's attorney's fees and title fees. Any right of Seller to seek specific performance under Section 10 (b)(2) of the Contract is hereby waived.

Ratification of Non-Refundability and Waiver. Buyer hereby confirms and ratifies that the $400,000.00 deposit made by Buyer is non-refundable to Buyer. Buyer waives any right to bring an action to recover that amount in the event the Closing does not occur or otherwise. This ratification and waiver is a material inducement for the Seller to enter into this Third Addendum.

Lease- The current Commercial Lease by and between Evernia Station LLC and Evernia Health Center LLC (the "Lease") shall not expire on the Closing date as set forth in the Amendment to Commercial Lease dated September 30, 2022. Said Lease shall be assigned at Closing to Buyer. In the event a new lease is executed between Buyer and Evernia Health Center, LLC post-Closing, the rents under said new lease shall be assigned to Seller and shall be covered by the Assignment of Leases and Rents to be executed by Buyer in favor of Seller at Closing in connection with the purchase money loan (the "Loan") being made to Buyer by Seller at Closing. While the Loan is outstanding, the rent under the Lease (or any new lease executed between Buyer and Evernia Health Center LLC post-Closing) shall not be less than the rent being paid on the date hereof under the Lease and shall not be greater than the fair market rent being charged in West Palm Beach, Florida for similar properties.

Time for Payment of Loan- The Loan (as defined above) shall be paid by Buyer to Seller on or before the sooner to occur of one (1) year from the date of Closing or February 29, 2024.

No Secondary Financing- There shall be no secondary financing or junior liens placed on the Property at Closing or subsequent to Closing until such time as the Loan is paid in full.

Additional Loan Guaranties. In addition to the guaranty of Shawn Leon and Evernia Health Center, LLC (Tenant) and any individuals or entities in the chain of ownership of Tenant, Buyer shall deliver to Seller at Closing, guaranties of all individuals and entities in the chain of ownership of the Buyer, who shall guaranty the full Loan amount and all warranties and indemnification provisions of the Loan documents. If the Buyer is owned 100% by Ethema Health Corporation, then only Shawn Leon shall be required to personally guaranty the Loan (no other shareholders in Ethema shall be required to execute a guaranty). If there are any other equity holders in the Buyer, then those entities or individuals (or the individual members, partners or shareholders of any entity owners in the Buyer) shall provide guaranties. By way of example, if Buyer is owned by an entity, the parties will the look to the ownership of that second tier owner for individuals, and so forth until the ownership is held by an individual or a trust in favor of an individual, in which event the trust shall be a guarantor.

Attorneys' Fees and Cost. Buyer shall be responsible for all attorneys' (and paralegal) fees and costs incurred by Seller through and including Closing.

Time is of the Essence. Time is of the essence relative to Buyer's obligation to timely deliver notice of its election to exercise an extension, payment of the applicable Extension Fee(s), payment of the Additional Deposit and all other terms contained herein. Failure of Buyer to timely give notice of its election to extend the Closing date and pay the Extension Fee shall be deemed a waiver of the right to extend and Closing shall occur on the date set for Closing just prior to the date that Buyer attempts to exercise an extension. Failure to timely pay the Additional Deposit shall be deemed a default under the Contract.

Survival. All terms (as applicable) of this Third Addendum shall survive Closing.

All other terms of the Contract not modified herein shall remain in full force and effect. Capitalized terms not defined herein shall have the meanings set forth in the Contract. In the event of any conflict between the terms contained herein and the Contract, the terms contained herein shall control. This Third Addendum may be signed in counterparts, each of which together shall constitute one and the same document. Electronic signatures shall be binding in all respects.

SIGNATURES APPEAR ON THE FOLLOWING PAGE

SELLER:

Evernia Station Limited Partnership, a Florida limited partnership

By: Evernia Station LLC, its general partner

By: ___________________________

Barrett M. Singer, Manager

BUYER:

950 Evernia Holdings, LLC., a Florida limited liability company

By its Manager: Ethema Health Corporation

By: ______________________________

Shawn Leon, President

FOURTH ADDENDUM TO COMMERCIAL CONTRACT

This Fourth Addendum to Commercial Contract is made this 17TH day of May, 2023 to that certain Commercial Contract by and between Ethema Health Corporation, as amended and as assigned to 950 Evernia Holdings, LLC, a Florida limited liability company ("Buyer") and Evernia Station Limited Partnership ("Seller"), dated October 3, 2022, as amended (the "Contract").

The Contract is hereby amended as follows:

Closing Date- The Closing date is hereby changed to June 1, 2023. However, the Buyer shall have the right to extend the Closing date one (1) time and on the terms below: 29 SI

- If the Buyer elects to extend the June 1, 2023 Closing date to June ~~28~~, 2023, on or before 5:00 p.m. on May 18, 2023, Buyer shall provide written notice to Seller and its counsel of its election to extend the Closing Date. As consideration for Seller agreeing to such extension, Buyer shall pay an extension fee of $40,000.00 (the "Fourth Extension Fee"). The Fourth Extension Fee shall be paid to the Barrett M. Singer Company by wire transfer as follows: no later than 5:00 p.m. on May 18, 2023 the sum of $20,000.00 and no later than 5:00 PM on May 25, 2023 Buyer shall pay to Barrett M. Singer Company by wire transfer, the remaining $20,000.00 as and for the balance of the Fourth Extension Fee.
- The Fourth Extension Fee, (total of $40,000.00) as well as the previously paid First Extension Fee, Second Extension Fee and Third Extension Fee shall be non-refundable to Buyer and shall not be applied to the Purchase Price at Closing. The Buyer acknowledges that Seller's agreement to extend the Closing date(s) is sufficient and adequate consideration for the Extension Fees. 29 SI
- In no event will the Closing occur later than June ~~28~~, 2023.

Additional Deposit- the additional non-refundable deposit in the amount of $1,100,000.00 (the "Additional Deposit") that was originally due from Buyer on January 25, 2023 shall now be due as follows: if the Closing is set to occur on June 1, 2023, the Additional Deposit shall be paid in escrow to Fox Rothschild LLP on or before 5:00 p.m. on May 25, 2023; if Closing is set to occur on June 28, 2023, the Additional Deposit shall be paid in escrow to Fox Rothschild LLP on or before 5:00 p.m. on June 21, 2023. The parties confirm and agree that the Escrow Agent and Closing Agent for the Contract shall now be Fox Rothschild LLP, at 777 South Flagler Drive; 17th Floor West Tower; West Palm Beach, FL.

Time is of the Essence. Time is of the essence relative to Buyer's obligation to timely deliver notice of its election to exercise an extension, payment of the applicable Extension Fees, payment of the Additional Deposit and all other terms contained herein. Failure of Buyer to timely give notice of its election to extend the Closing date and make the two, (2), Fourth Extension Fee payments shall be deemed a waiver of the right to extend and the Closing shall occur on June 1, 2023. Failure to timely pay the Additional Deposit shall be deemed a default under the Contract.

Survival. All terms (as applicable) of this Fourth Addendum shall survive Closing.

All other terms of the Contract and Addendums One, Two and Three, not modified herein shall remain in full force and effect. Capitalized terms not defined herein shall have the meanings set forth in the Contract. In the event of any conflict between the terms contained herein and the Contract, the terms contained herein shall control. This Fourth Addendum may be signed in counterparts, each of which together shall constitute one and the same document. Electronic signatures shall be binding in all respects.

SELLER:
Evernia Station Limited Partnership, a Florida Limited Partnership

By: Evernia Station LLC, its General Partner

By: ____________________
Barrett M. Singer, Manager

BUYER:
950 Evernia Holdings, LLC., a Florida Limited Liability Company

By its Manager: Ethema Health Corporation

By: ____________________
Shawn Leon, President

FIFTH ADDENDUM TO COMMERCIAL CONTRACT

This Fifth Addendum to Commercial Contract is made this ____ day of June, 2023 to that certain Commercial Contract by and between Ethema Health Corporation, as amended and as assigned to 950 Evernia Holdings, LLC , a Florida limited liability company ("Buyer") and Evernia Station Limited Partnership ("Seller"), dated October 3, 2022, as amended. The contract and all addendums are collectively referred to herein as the "Contract").

The Contract is amended as follows:

Closing Date and Extension Fee- The Closing date is hereby changed to July 20, 2023. As consideration for Seller agreeing to extend the Closing date to July 20, 2023, the Buyer shall pay to Seller a non-refundable extension fee of $50,000.00 (the "Extension Fee") which shall not be applied to the Purchase Price. The Extension Fee shall be paid by Buyer to Seller as follows: $10,000 on or before June 21, 2023 (paid); $10,000 on or before June 24, 2023 and $30,000 on or before June 29, 2023. All such payments shall be sent by wire transfer to Barrett M. Singer Company per wiring instructions previously delivered to Buyer. Time is of the essence relative to these payments.

Waiver of Additional Deposit Requirement- Buyer shall not be required to post the additional deposit of $1,100,000.00 one week prior to Closing.

Buyer's Waiver of Right to Receive Title Insurance Policy- Notwithstanding the obligations of Seller to provide Buyer with an owner's title insurance policy at Closing, Buyer hereby waives such requirement. Seller shall therefore not provide Buyer with such title policy and Buyer waives any right to object to title as set forth in the Contract. Any fees and costs incurred by Fox Rothschild in connection with any title work and searches performed, shall be paid by Buyer at Closing.

Change of Closing Agent- The Closing agent is hereby changed from Fox Rothschild LLP to First American Title Insurance Company- attention: Jed Levine, 666 Third Avenue, 5th Floor, New York, NY 10017; telephone: 212-551-9482; email: jlevine@firstam.com. Buyer shall bear all costs (on behalf of Buyer and Seller) charged by First American in connection with the closing or otherwise, which costs shall be paid at Closing.

All Cash Transaction- Buyer shall pay cash for the Property. There shall be no financing contingency and Seller shall not provide purchase money financing.

All other terms of the Contract, not modified herein, shall remain in full force and effect. Capitalized terms not defined herein shall have the meanings set forth in the Contract. In the event of any conflict between the terms contained herein and the Contract, the terms contained herein shall

control. This Fifth Addendum may be signed in counterparts, each of which together shall constitute one and the same document. Electronic signatures shall be binding in all respects.

SELLER: Evernia Station Limited Partnership, a Florida Limited Partnership	BUYER: 950 Evernia Holdings, LLC, a Florida Limited Liability Company
By: Evernia Station LLC, its General Partner	By its Manager: Ethema Health Corporation
By: ________________________ Barrett M. Singer, Manager	By: ________________________ Shawn Leon, President

SIXTH ADDENDUM TO COMMERCIAL CONTRACT

This Sixth Addendum to Commercial Contract is made this 21 day of July, 2023 to that certain Commercial Contract by and between Ethema Health Corporation, as amended and as assigned to 950 Evernia Holdings, LLC , a Florida limited liability company ("Buyer") and Evernia Station Limited Partnership ("Seller"), dated October 3, 2022. The contract and all addendums are collectively referred to herein as the "Contract".

The Contract is amended as follows:

Closing Date and Extension Fee- The Closing date is hereby changed to August 3, 2023. However, Buyer shall make diligent efforts to close the transaction earlier than August 3, 2023. As consideration for Seller agreeing to extend the Closing date to August 3, 2023, the Buyer shall pay to Seller a non-refundable extension fee as set forth below, which shall not be applied to the Purchase Price: for each business day after July 27, 2023 until the actual date of Closing (but not including the Closing Date), Buyer shall pay to Seller the sum of $5,000.00 per business day (collectively, the "Extension Fee"). The Extension Fee shall be paid by Buyer to Seller at Closing and shall be included as a Buyer charge on the Closing Statement. In the event Closing does not occur on or before August 3, 2023, then and in such event, Buyer shall pay to Seller by wire transfer (per the wiring instruction previously provided) the Extension Fee due through August 2, 2023 [$20,000.00] no later than 4:00 pm EST on August 3, 2023. In no event will the Closing occur later than August 3, 2023. This provision shall expressly survive termination of the Contract.

All other terms of the Contract, not modified herein, shall remain in full force and effect. Capitalized terms not defined herein shall have the meanings set forth in the Contract. In the event of any conflict between the terms contained herein and the Contract, the terms contained herein shall control. This Sixth Addendum may be signed in counterparts, each of which together shall constitute one and the same document. Electronic signatures shall be binding in all respects.

SELLER: Evernia Station Limited Partnership, a Florida Limited Partnership	BUYER: 950 Evernia Holdings, LLC, a Florida Limited Liability Company
By: Evernia Station LLC, its General Partner	By its Manager: Ethema Health Corporation
By: ________________________ Barrett M. Singer, Manager	By: ________________________ Shawn Leon, President